UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2011

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

 (Exact Name of Registrant as Specified in Charter)

Delaware	000-53919	26-3215092
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor
New York, New York 10016

(Address of Principal Executive Offices)
____________________

(212) 418-4700

(Registrant’s telephone number, including area code)

100 Fifth Avenue, 4th Floor
New York, New York 10011

 (Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                Regulation FD Disclosure

On or about December 30, 2011, the General Partner of the Registrant will notify the registered representatives of the limited partners of the Registrant that the Registrant will distribute its Portfolio Overview (the “Portfolio Overview”) to the limited partners of the Registrant and will furnish the registered representatives with a copy of the Portfolio Overview which is attached as Exhibit 99.1.

Item 9.01                                Financial Statements and Exhibits

(d) The following exhibit is furnished herewith:

99.1                      2011 Third Quarter Portfolio Overview

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
By: ICON GP 14, LLC, its General Partner

Dated: December 28, 2011	By: /s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer